UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/05/2010

IKANOS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51532

DELAWARE	73-1721486
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

47669 Fremont Boulevard,Fremont, CA 94538
(Address of principal executive offices, including zip code)

(510) 979-0400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Director

On April 5, 2010, James Smaha was appointed to the Board of Directors of Ikanos Communications, Inc. ("the Company") as a Non-Executive director. Tallwood Partners III, as holder of the Company's sole share of the Series A Preferred Stock, made the appointment pursuant to the terms of a Certificate of Designation of the Series A Preferred Stock.

A press release announcing the appointment of Mr. Smaha was issued on April 8, 2010 and is attached hereto as Exhibit 99.1. This exhibit shall be deemed "furnished" and not "filed" for all purposes.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit

Exhibit No.    Description

99.1            Press Release issued April 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: April 09, 2010	By:	/s/ Noah D. Mesel
Noah D. Mesel
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	April 8, 2010 Press Release